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                                IMAX CORPORATION
                                  EXHIBIT 10.12
                               AMENDING AGREEMENT

This Amendment to Employment Agreement dated and effective as of August 8, 2002 (the "Amending Agreement") is made between:

IMAX CORPORATION, a corporation incorporated under the laws of Canada (hereinafter referred to as the "Company"; the Company and its subsidiaries and affiliates collectively referred to as "Imax"),

And

GREG FOSTER (the "Executive")

WHEREAS, the Company wishes to enter into this Amending Agreement to amend and extend the Employment Agreement dated as of March 9, 2001, between Imax Corporation and Executive (the "Agreement"), whereunder the Executive provides services to the Company, and the Executive wishes to so continue such engagement, as hereinafter set forth;

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 1.3 of the Agreement shall be deleted and replaced with the following:

"Section 1.3 Term of Employment. The Employee's employment under this Agreement commenced on March 19, 2001 (the "Commencement Date") and shall terminate on the earlier of (i) March 18, 2005, or (ii) the termination of the Employee's employment pursuant to this Agreement. The period commencing as of the Commencement Date and ending on March 18, 2005 or such later date to which the term of the Employee's employment under this Agreement shall have been extended is hereinafter referred to as the "Employment Term"."

2. Section 2.1 of the Agreement shall be deleted and replaced with the following:

"Section 2.1 Base Salary. Effective March 19, 2003, the Executive's Base Salary shall be US$ 400,000. Effective March 19, 2004, the Executive's Base Salary shall be US$ 425,000."

3. Section 2.2 of the Agreement shall be modified by the addition of the following language.

"The Executive's Minimum Bonus in respect of the third year of the Agreement shall be $ 200,000. Thereafter, the Executive's Bonus shall be subject to the discretion of the co-CEOs, provided however that in the event that the Agreement is not renewed, the Executive's Minimum Bonus in respect of the fourth year of the Agreement shall be US$ 100,000."

4. Section 2.4.1 of the Agreement shall be amended by the addition of the following:

"Effective as soon as practicable after the signing of the Amending Agreement, the Executive shall be granted non-qualified options to purchase 100,000 shares of common stock of IMAX Corporation. The options shall vest as to 50% on the second anniversary date of the grant and 50% on the third anniversary date of the grant. Effective March 18, 2003, the Executive shall be granted options to purchase 50,000 shares of common stock of IMAX Corporation, which shall vest subject to certain performance criteria."

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Except as amended herein, all terms of the Agreement shall remain in full force, unamended.

IN WITNESS WHEREOF, the Company and the Executive have duly executed and delivered this Amending Agreement on this 5th day of September, 2002

                                  IMAX CORPORATION

                                  By:        "Mary Sullivan"
                                      ------------------------------------------
                                      Name:  Mary Sullivan
                                      Title: Senior Vice President
                                             Human Resources & Administration

                                  By:        "G Mary Ruby"
                                      ------------------------------------------
                                      Name:  G. Mary Ruby
                                      Title: Senior Vice President
                                             Legal Affairs & Corporate Secretary

SIGNED, SEALED AND DELIVERED          EXECUTIVE:
in the presence of:

     "Ann N. Mashiyama"               "Greg Foster"
----------------------------          ------------------------------------------
Witness                               Greg Foster